STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 338,772,010	$ 281,265,401
Dividends and interest from investments	46,257,210	48,408,780
Total investment income	385,029,220	329,674,181
Interest on notes receivable from participants	2,716,374	2,298,989
Contributions:
Employees	167,635,764	155,087,282
Employer	67,751,709	60,861,214
Rollovers	84,974,249	35,400,127
Total contributions	320,361,722	251,348,623
Total additions	708,107,316	583,321,793
Benefit distributions and other withdrawals	(242,769,823)	(225,912,985)
Net increase in net assets available for benefits	465,337,493	357,408,808
Net assets available for benefits at beginning of year	2,373,212,744	2,015,803,936
NET ASSETS AVAILABLE FOR BENEFITS AT END OF YEAR	$ 2,838,550,237	$ 2,373,212,744